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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: October 30, 1995

                Date of earliest event reported: October 2, 1995

                             CPC INTERNATIONAL INC.
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             (Exact name of Registrant as specified in its charter)

DELAWARE                             1-4199                       36-2385545
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(State or other                  (Commission File            (I.R.S. Employer
jurisdiction of                      Number)                  Identification
incorporation)                                                    Number)


INTERNATIONAL PLAZA, P.O. BOX 8000
ENGLEWOOD CLIFFS, N.J.                                                07632-9976
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(Address of principal executive offices)                              (Zip Code)



                                (201) 894-4000
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              (Registrant's telephone number, including area code)




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ITEM 2,  ACQUISITION AND DISPOSITION OF ASSETS.

On October 2, 1995 the Company acquired the nationwide baking business of Kraft Foods, Inc., a wholly-owned subsidiary of the Philip Morris Companies Inc., for $865 million. The business has $1.2 billion in sales and includes four major market-leading brands: Entenmann's sweet baked products, Freihofer's and Oroweat breads, and Boboli Italian bread shells. Entenmann's is the 14th largest food brand in the United States by dollar sales.

         CPC will combine the acquired business and its Best Foods Baking Group, which markets such premium products as Thomas' English muffins; Arnold, Brownberry, and Bran'nola breads; and Sahara pita bread. With the acquisition, CPC's sales of specialty baking products will total approximately $1.7 billion, making the company the largest producer of fresh premium bakery products in the United States. The acquisition also significantly strengthens the presence of CPC's consumer foods business in the U.S. grocery business; among other benefits it will give CPC one of the best nationwide direct store delivery systems.

         The largest market of the business to be acquired is the Northeastern United States; its other significant markets are the Midwest, Southeast, and West. Operations include 16 bakeries, one of which is located in the U.K.; an apple processing facility; and a research and development facility. The business currently employs about 9,000 people.

         CPC's Best Foods Baking Group operates seven plants and employs about 2,000 people.



ITEM 7,  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements.

         As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after October 17, 1995.





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         (b) Pro Forma Financial Information.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after October 17, 1995.

         (c)     Exhibits.

         (a) Stock Purchase Agreement among Kraft Foods Bakery Companies, Inc., Kraft Foods, Inc. and CPC International Inc. dated as of August 7, 1995, as amended on October 2, 1995 (omitting schedules and exhibits).

         (b)     Press Release issued by the Company on October 2, 1995.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CPC International Inc.



                                           By      /s/Clifford B. Storms
                                              -----------------------------
                                              Name:   Clifford B. Storms
                                              Title:  Senior Vice President
                                                      and General Counsel




Date: October 30, 1995





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                                EXHIBIT INDEX
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Exhibit No.                     Description
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Ex. 99. (a)     Stock Purchase Agreement among Kraft Foods Bakery Companies,
                Inc., Kraft Foods, Inc. and CPC International Inc. dated as of August 7, 1995, as amended on October 17, 1995 (omitting schedules and exhibits).

Ex. 99. (b)     Press Release issued by the Company on October 2, 1995.